Exhibit 99.1

Linde and Praxair Announce Intention to Merge

Strategic Highlights

•	Combination leverages unique strengths of each company: Linde’s long-standing leadership in technology with Praxair’s operational excellence

•	Brings together strong, complementary positions in key geographies; creates a more diverse and balanced end market portfolio

•	Enhanced ability to provide innovative, reliable and cost-efficient solutions for customers

•	Combined pro forma revenues of approximately $30 billion (EUR 28 billion) and current market value in excess of $65 billion (EUR 61 billion)

•	Transaction expected to create considerable value, resulting in approximately $1 billion (EUR 0.9 billion) in annual synergies

•	Robust balance sheet and strong cash flow generation, with financial flexibility to invest in future growth

Transaction Highlights

•	All-stock transaction: Linde shareholders would receive 1.540 shares in a new holding company for each Linde share and Praxair shareholders would receive one share in the new holding company for each Praxair share, resulting in Linde and Praxair shareholders each owning approximately 50% of the new holding company

•	Governed by a single Board of Directors with equal representation from Linde and Praxair

•	The combined company would be named Linde, retaining the globally recognized brand and would be listed on both the New York Stock Exchange and Frankfurt Stock Exchange

Munich, Germany and Danbury, Connecticut December 20, 2016 – Linde AG (Xetra: LIN) and Praxair, Inc. (NYSE: PX) today announced that the companies intend to combine in a merger of equals under a new holding company through an all-stock transaction. The companies have signed a non-binding term sheet and expect to execute a definitive Business Combination Agreement as soon as practicable. Based on 2015 reported results, the combination would create a company with pro forma revenues of approximately $30 billion (EUR 28 billion), prior to any divestitures, and a current market value in excess of $65 billion (EUR 61 billion).

The proposed merger would bring together two leading companies in the global industrial gas industry, leveraging the proven strengths of each. The transaction would unite Linde’s long-held leadership in technology with Praxair’s efficient operating model, creating a global leader. The combined company would enjoy strong positions in all key geographies and end markets and create a more diverse and balanced global portfolio. Additionally, it would enable the development and delivery of more innovative products and services to customers.

“The strategic combination between Linde and Praxair would leverage the complementary strengths of each across a larger global footprint and create a more resilient portfolio with increased exposure to long-term macro growth trends,” said Steve Angel, Praxair’s Chairman and CEO. “We consider this to be a true strategic merger, as it brings together the capabilities, talented people and best-in-class processes of both companies, creating a unique and compelling opportunity for all of our stakeholders.”

“Under the Linde brand, we want to combine our companies’ business and technology capabilities and form a global industrial gas leader. Beyond the strategic fit, the compelling, value-creating combination would achieve a robust balance sheet and cash flow and generate financial flexibility to invest in our future,” said Professor Dr. Aldo Belloni, CEO of Linde.

Value Creation from the Combination

The merged company would create significant value for shareholders through the realization of approximately $1 billion (EUR 0.9 billion) in annual synergies, driven by scale benefits, cost savings and efficiency improvements.

Governance and Leadership

The combined company would be governed by a single Board of Directors with equal representation from Linde and Praxair. Linde’s Supervisory Board Chairman, Professor Dr. Wolfgang Reitzle, would become Chairman of the new company’s Board. Praxair’s Chairman and CEO, Steve Angel, would become CEO and a member of the Board of Directors.

The combined company would adopt the globally-recognized Linde name and be listed on both the New York Stock Exchange (NYSE) and the Frankfurt Stock Exchange (Prime Standard segment). The new company will seek inclusion in the S&P 500 and DAX indices.

The new holding company would be formed and domiciled in a neutral member state of the European Economic Area (“EEA”), with the CEO based in Danbury, Connecticut USA. Corporate functions would be appropriately split between Danbury, Connecticut and Munich, Germany to help achieve efficiencies for the combined company.

Proposed Merger Structure

Under the proposed terms of the transaction, Linde shareholders would receive 1.540 shares in the new holding company for each Linde share exchanged in the German offer, and Praxair shareholders would receive one share in the new holding company for each Praxair share. As a result, current Linde and Praxair shareholders would each own approximately 50% of the combined company, assuming a 100% share exchange in the German offer.

Next Steps and Timing

The parties expect to complete their internal approvals and execute the definitive Business Combination Agreement in the coming months. Execution of a definitive Business Combination Agreement remains subject to confirmatory due diligence, further negotiations and Board approvals of both Linde and Praxair. There is no assurance that a binding definitive agreement will be reached between the parties, and the consummation of any binding transaction will be subject to shareholder and regulatory approvals and other customary closing conditions. Linde and Praxair are confident that any required regulatory approvals, including any required divestitures, could be obtained in a timely manner following the execution of a definitive Business Combination Agreement.

Advisors

Perella Weinberg Partners and Morgan Stanley are acting as financial advisors and Hengeler Mueller, Cravath, Swaine & Moore LLP and Linklaters LLP (regulatory) are serving as legal counsel to Linde. Credit Suisse is acting as exclusive financial advisor and Sullivan & Cromwell LLP is serving as legal counsel to Praxair.

About Linde

In the 2015 financial year, The Linde Group generated revenue of EUR 18 billion, making it one of the leading gases and engineering companies in the world, with approximately 65,000 employees working in more than 100 countries worldwide. The strategy of The Linde Group is geared towards long-term profitable growth and focuses on the expansion of its international business with forward-looking products and services. Linde acts responsibly towards its shareholders, business partners, employees, society and the environment in every one of its business areas, regions and locations across the globe. The company is committed to technologies and products that unite the goals of customer value and sustainable development.

About Praxair

Praxair, Inc., a Fortune 300 company with 2015 sales of $11 billion, is a leading industrial gas company in North and South America and one of the largest worldwide. The company produces, sells and distributes atmospheric, process and specialty gases, and high-performance surface coatings. Praxair products, services and technologies are making our planet more productive by bringing efficiency and environmental benefits to a wide variety of industries, including aerospace, chemicals, food and beverage, electronics, energy, healthcare, manufacturing, primary metals and many others. More information about Praxair, Inc. is available at www.praxair.com.

Media and Investor Contacts

Linde Investor Contact Bernard Wang, Linde AG Email: bernard.wang@linde.com Phone: +49 89 35757 1328	Praxair Investor Contact Juan Pelaez, Praxair, Inc. Email: juan_pelaez@praxair.com Phone: +1 203 837 2213

Linde Media Contacts Dr. Frank Herkenhoff, Linde AG Email: frank.herkenhoff@linde.com Phone: +49 89 35757 1320	Praxair Media Contacts Lisa Esneault, Praxair, Inc. Email: lisa_esneault@praxair.com Phone: +1 203 837 2448

Thomas Davies, Kekst (U.S.) Email: Tom.Davies@Kekst.com Phone: +1 212 521-4873	Kal Goldberg, Finsbury (U.S.) Email: kal.goldberg@finsbury.com Phone: +1 646 805 2005

Marie von Bismarck, CNC (Germany) Email: marie.bismarck@cnc-communications.com Phone: +49 89 599 458 156	Alex Seiler, Hering Schuppener (Germany) Email: aseiler@heringschuppener.com Phone: +49 69 9218 7454

Additional Information and Where to Find It

Should Praxair, Inc. (“Praxair”) and Linde AG (“Linde”) proceed with the proposed business combination transaction, Praxair and Linde expect that a newly formed holding company (“New Holdco”) will file a Registration Statement on Form S-4 or Form F-4 with the U.S. Securities and Exchange Commission (“SEC”) that will include (1) a proxy statement of Praxair that will also constitute a prospectus for New Holdco and (2) an offering prospectus of New Holdco to be used in connection with New Holdco’s offer to acquire Linde shares held by U.S. holders. When available, Praxair will mail the proxy statement/prospectus to its stockholders in connection with the vote to approve the merger of Praxair and a wholly-owned subsidiary of New Holdco, and New Holdco will distribute the offering prospectus to Linde shareholders in the United States in connection with New Holdco’s offer to acquire all of the outstanding shares of Linde. Should Praxair and Linde proceed with the proposed business combination transaction, Praxair and Linde also expect that New Holdco will file an offer document with the German Federal Financial Supervisory Authority (Bundesanstalt fuer Finanzdienstleistungsaufsicht) (“BaFin”). There can be no assurance that a binding definitive agreement will be reached between Praxair and Linde, and the consummation of any binding transaction will be subject to regulatory approvals and other customary closing conditions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OFFER DOCUMENT REGARDING THE PROPOSED BUSINESS COMBINATION TRANSACTION AND PROPOSED OFFER IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other related documents filed by Praxair, Linde and New Holdco with the SEC on the SEC’s Web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and other documents relating thereto may also be obtained for free by accessing Praxair’s Web site at www.praxair.com. Following approval by the BaFin, the offer document will be made available at BaFin’s Web site at www.bafin.de. The offer document (if and when it becomes available) and other documents relating thereto may also be obtained for free by accessing Linde’s Web site at www.linde.com.

This document is neither an offer to purchase nor a solicitation of an offer to sell shares of New Holdco, Praxair or Linde. The final terms and further provisions regarding the public offer will be disclosed in the offer document after the publication has been approved by the BaFin and in documents that will be filed with the SEC. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted. The information contained herein should not be considered as a recommendation that any person should subscribe for or purchase any securities.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, and applicable European and German regulations. The distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein come should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in Solicitation

Praxair, Linde, New Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Praxair’s stockholders in respect of the proposed business combination. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Praxair in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus if and when it is filed with the SEC. Information regarding the directors and executive officers of Praxair is contained in Praxair’s Annual Report on Form 10-K for the year ended December 31, 2015 and its Proxy Statement on Schedule 14A, dated March 18, 2016, which are filed with the SEC and can be obtained free of charge from the sources indicated above.

Forward-looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on our beliefs and assumptions on the basis of factors currently known to us. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed business combination, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the expected timing and likelihood of the entry into, or the completion of the contemplated business combination, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the contemplated business combination that could reduce anticipated benefits or cause the parties not to enter into, or to abandon the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination agreement; the ability to successfully complete the proposed business combination and the exchange offer; regulatory or other limitations imposed as a result of the proposed business combination; the success of the business following the proposed business combination; the ability to successfully integrate the Praxair and Linde businesses; the possibility that Praxair stockholders may not approve the proposed business combination agreement or that the requisite number of Linde shares may not be tendered in the public offer; the risk that the parties may not be able to satisfy the conditions to closing of the proposed business combination in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed business combination; the risk that the announcement or consummation of the proposed business combination could have adverse effects on the market price of Linde’s or Praxair’s common stock or the ability of Linde and Praxair to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that New Holdco may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; state, provincial, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, have an effect on rate structure, and affect the speed at and degree to which competition enters the industrial gas, engineering and healthcare industries; outcomes of litigation and regulatory investigations, proceedings or inquiries; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates; general economic conditions, including the risk of a prolonged economic slowdown or decline, or the risk of delay in a recovery, which can affect the long-term demand for industrial gas, engineering and healthcare and related services; potential effects arising from terrorist attacks and any consequential or other hostilities; changes in environmental, safety and other laws and regulations; the development of alternative energy resources; results and costs of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general market and economic conditions; increases in the cost of goods and services required to complete capital projects; the effects of accounting pronouncements issued periodically by accounting standard-setting bodies; conditions of the debt and capital markets; market acceptance of and continued demand for Linde’s and Praxair’s products and services; changes in tax laws, regulations or interpretations that could increase Praxair’s, Linde’s or New Holdco’s consolidated tax liabilities; and such other factors as are set forth in Linde’s annual and interim financial reports made publicly available and Praxair’s and New Holdco’s public filings made with the SEC from time to time, including but not limited to those described under the headings “Risk Factors” and “Forward-Looking Statements” in Praxair’s Form 10-K for the fiscal year ended December 31, 2015, which are available via the SEC’s website at www.sec.gov. The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated business combination, will be more fully discussed in the proxy statement/prospectus and the offering prospectus that will be included in the Registration Statement on Form S-4 or Form F-4 that will be filed with the SEC and in an offering document and/or any prospectuses or supplements to be filed with BaFin in connection with the contemplated business combination. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Linde, Praxair or New Holdco has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Linde, Praxair and New Holdco on the date hereof, and each of Linde, Praxair and New Holdco disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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